UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 5, 2019

Newmont Goldcorp Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddler's Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 5, 2019, Newmont Goldcorp Corporation (formerly known as Newmont Mining Corporation), a Delaware corporation (the “Company”), issued a news release announcing its intention to offer, subject to market and other conditions, senior unsecured notes pursuant to its Shelf Registration Statement (the “Shelf Registration Statement”) on Form S-3ASR (No. 333-227483) filed with the Securities and Exchange Commission (the “SEC’) on September 21, 2018.

A copy of the news release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

This Form 8-K shall be deemed to be incorporated by reference into the Prospectus Supplement filed with the SEC on September 5, 2019, forming part of the Shelf Registration Statement and part of such prospectus (the “Base Prospectus”) from the date of the filing thereof.

Important Legal Information

This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Prospectus Supplement, the Shelf Registration Statement or the Base Prospectus.

An electronic copy of the Prospectus Supplement and accompanying Base Prospectus for the offering may be obtained at www.sec.gov.

Item 8.01 of this Form 8-K and Exhibit 99.1 thereto contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, September 5, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT GOLDCORP CORPORATION

Dated: September 5, 2019

	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary

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